UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2009

CIB Marine Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N27 W24025 Paul Court, Pewaukee, Wisconsin	53072
(Address of principal executive offices)	(Zip Code)

(262) 695-6010
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On August 7, 2009, CIB Marine Bancshares, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2009.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.  In addition, on August 7, 2009, CIB Marine mailed a letter to its common shareholders announcing the same, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 7, 2009.
99.2	Letter to Shareholders dated August 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2009	CIB Marine Bancshares, Inc.

By: /s/ John P. Hickey, Jr.
Name: John P. Hickey, Jr. Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 7, 2009.
99.2	Letter to Shareholders dated August 7, 2009.